                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-8544

                                 FPA FUNDS TRUST
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  MARCH 31

Date of reporting period:  MARCH 31, 2005

Item 1.           Report to Stockholders.

FPA CRESCENT FUND

ANNUAL REPORT


[FP DISTRIBUTOR: LOGO]

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

43793

MARCH 31, 2005

                             LETTER TO SHAREHOLDERS

Dear Shareholder:

     This year has begun like last year, in the red. The stock indices largely ended 2005's first quarter at lower levels. FPA Crescent returned 2.68% for the period. Despite continued market weakness, valuations have not reached a level that justifies the deployment of your portfolio's liquidity. So we have asked ourselves what catalyst may present itself that will provide us with investment opportunities. We view the following scenarios as possibilities presented from best to worst case.

     1. The economy bumps along, earnings come in line with expectation, and interest rates stay at current levels. In this scenario, we do not see the market's Price/Earnings ratio expanding so, at best, the stock market would return at the rate of earnings growth plus dividend yield which will likely be someplace in 6-8% range over time.

     2. Economic growth is sustained by pent-up demand for corporate capital spending that probably brings with it continued inflation and higher interest rates. Corporate earnings come in line with expectation but higher interest rates mean that the future stream of earnings is worth less, lowering P/E multiples. Stock prices would likely be flat to down.

     3. Inflation continues above expectation and interest rates rise, choking consumer spending and slowing the economy. Stock prices would likely continue to decline. In a worst-case scenario, stagflation could materialize.

     The opportunity cost of maintaining liquidity remains low as we handicap today's investment climate, given the potential range of outcomes we have depicted. The increase in short rates has caused the cost of holding cash to decline. If our expected market return over the next five years is in the 5-7% range and our current return on cash is maintained, taking the mid-point, holding cash would cost us just 1.5%.(1)

     We presently see the first part of the third scenario listed above playing out in the markets. Inflation has risen above expectation to a 2.75% rate and interest rates have risen. In the first quarter of the year, the yield curve has flattened as short rates have risen 0.5% or more while long-dated Treasury yields have remained essentially unchanged. At this writing, the Fed has raised rates 1.75% in less than a year. Meanwhile, the economy has softened as evidenced by the slowing of consumer spending, 3.2% in the first quarter of 2005 as compared to 4.2% in the 2004 fourth quarter.(2) We assume the Fed does not wish to push the U.S. economy into recession, but merely wants to reduce inflationary pressures. We expect that the Fed will continue to raise short-term rates during the year to accomplish that goal.

     We are a nation that overindulges. In addition to food, we binge on credit. CNBC has become the food channel for the stock market chef. At least the Food Channel teaches cooking. We do not suspect that one learns to invest by watching CNBC, although it does successfully deliver information to those who already have the investing acumen. We support a financial diet in this period of complacency. Watch what you eat.

     The consumer lives, albeit weakened by the large debt load they carry, whether rates increase or not. People are living beyond their means, borrowing too much money and far too frequently accepting higher-risk variable-rate debt. Stephen Roach, Morgan Stanley's Chief Economist, said it best, "plenty of spending, but not enough income." We believe that the large debt load that consumers carry will hamper future economic growth, whether or not interest rates rise. An increase in interest rates will raise many borrowers' cost of living. The LOS ANGELES TIMES recently published a chart that showed the percentage of California homes bought with interest-only adjustable-rate mortgages: 1% in 2001, 20% in 2003, and 48% in 2004. We have a lot of people living beyond their means in our home state. An interest-only mortgage does not stay interest-only forever. It only defers the day of reckoning when principal payments begin. Whether or not people have enough income to cover their required principal payments down the road is anybody's guess; however, such a dangerous trend will likely end badly. Homeowners will do what it takes to cover their monthly mortgage, which means

----------
(1) 6% - 3 month Treasuries x the 49% that we are currently holding in cash
(2) ISI Group
that other less necessary items will be cut from their budget, e.g., clothes, furniture, washing machines, motorcycles, etc. We continue to short companies sensitive to this state of affairs.

     Harley-Davidson, Inc. serves as a good example of a company whose business will likely be negatively impacted by a decline in consumer spending. Harley-Davidson is not our most typical bear bet because it is such a tremendous brand and historically a huge cash machine, nevertheless we have sold its stock short. The company has been building inventory at the dealers and at a corporate rate that far surpasses its sales growth. As a result, they have been able to keep margins at higher levels than they otherwise would have if motorcycle production had been more in line with demand. The following table reflects the burgeoning inventory levels and that the company is shipping more bikes than the dealers are selling (registrations).

                        PERCENT CHANGE    PERCENT CHANGE
                        3/05 VS. 3/04    12/04 VS. 12/03
                        --------------   ---------------
Sales                         6.3%              8.5%
Finished Goods
  Inventory                   N/A              31.3%
Shipments                    11.8%              9.6%
Registrations                 1.9%              7.1%
Estimated Motorcycles
  on Dealer Lots             58.7%             66.2%

     Harley-Davidson is an excellent company, but at this point in time we believe that they will continue to have a challenging operating environment and that their future earnings will be less than even recently revised estimates.

     The representation of financial-service companies in our portfolios has been far below the market's, as we really only own one sizeable position in the sector. We have shunned owning financials but believe we are now at an inflection point where shorting them appears to be more timely, and have gradually been increasing our short exposure to the sector. Complacent borrowers have taken on more financial leverage than they have a right to by any prudent measure. Complacent lenders, fourteen years since the consumer was last weakened in a recession, have aided and abetted borrowers' spendthrift ways. We have been gradually increasing our short exposure, which represents more than 10% of our short book at this time.

     Prudence requires that we revisit our investment in the energy sector as it has obviously performed quite well versus the stock market. Despite having moderately reduced our exposure, we expect that oil-service stocks still offer good upside potential, independent of the price per barrel of oil remaining north of $50. Should oil have a higher average price than what Exploration & Production (E&P) companies have budgeted, then drilling would likely increase, thereby benefiting oil service companies. That budgeted price stands at approximately $30, more than $20 below the current price of oil. If the price of oil declines, our energy shares will likely decline in price over the short term; however, as long as the price of oil stabilizes in the mid-$30 range, we anticipate that our remaining energy investment will perform quite well, both absolutely and relative to the stock market.

     As you can see in the table below, Energy, at less than 30% of its peak valuation in 1980, is not terribly well represented in the S&P 500 Index, while Financials have expanded their representation 3.5 times. Interestingly, these two sectors have approximately the same weight averaged over three decades. We are on the wrong side of the oil-supply curve today, finding less oil than we are producing. Meanwhile, financial-service companies have their greatest historic profitability in history, a fact well reflected in their valuation. For the aforementioned reasons, we expect to see Energy increase its share of the total market valuation and Financials to lose share.

                          ENERGY          FINANCIALS
                          ------          ----------
1980                         27%                6%
2005                          7%               21%
33-year average            11.8%             11.5%

     The average stock investor is best off just paying down his mortgage. At least that way, he can get a guaranteed risk-free 6% return.(3) We uphold that it is better to safeguard the roof over your head before speculating in the stock market. You have become an arbitrageur if you hold a home mortgage and invest in the stock market. You effectively say, "I can get a better return than what my mortgage costs me." That may be true but it may not and is it worth the risk? Consider how much you may make incrementally. For example, if you have a $300,000 mortgage costing you 6% and you make 8% in the stock market over a year, you have made an extra 2%, or $6,000 before taxes at the end of the period.

     There has been a lot of press about a housing bubble. We do not have an opinion as to whether or not we are due for a large drop; however, homes certainly are not inexpensive nationally and in some regions seem downright crazy. You can get a correction a couple of ways, either a large drop in values or the price of homes remain unchanged for an extended period. There is certainly a lot of evidence of a speculative fervor in certain regions, like our own backyard in Los Angeles, or what we recently saw published by a local realtor in Vail, Colorado. "The real estate market has reverted full swing into what is now a seller's market with prices for some properties elevating to almost a 20% increase from just a few MONTHS earlier....2004 was the highest dollar volume in the history of Eagle County with closings in excess of $2.2 billion."(4) The PMI Group, Inc., one of the nation's largest providers of mortgage insurance, recently stated that they would no longer insure those with more than four mortgages. That means, of course, that they have been doing just that which provides reasonable evidence of speculation. Mortgage insurance is provided to borrowers who place just 10% as a down payment -- generally not the homeowners with the greatest financial wherewithal. This concerns us because we believe that increasing home prices have kept the consumer alive and spending. A homeowner can see the appreciation in their home and feel better about spending, or they can tap some of that appreciation by refinancing with a larger mortgage or a home-equity loan. This piggy bank has been tapped as equity has been pulled out of homes at a fearful velocity. Equity in homes as a percent of the total home value has declined in the last five years, despite tremendous appreciation. The homeowner's financial condition is relevant to us since we think as he goes, so goes the economy. Therefore, even if home prices do not decline, but remain flat, we expect that homeowners/consumers will curtail their spending, further pressuring the economy. The offset would be if income were to grow at such a rate as to make homes more affordable; however, that has neither been happening nor do we anticipate it occurring.

     In our earlier Energy sector commentary, we spoke of our willingness to accept a short-term, unrealized loss. To invest successfully for the long term is to stand willing to sacrifice short-term trading volatility. In 2004, we voted against the takeover of Celanese, a German-based chemical company, and a 3.4% position in the Fund. We believed that better times lay ahead and that, at $42 per share, the Blackstone Group, the acquiring leveraged-buyout firm, did not offer a fair price. We had already doubled our money, but we wanted more, not because we were greedy but because we felt the pricing in the Chemical sector had yet to turn. We did not want to turn away from an investment that we already knew well after having spent countless hours performing thorough diligence. If we had won and the takeover failed, we thought the stock price could decline 20% and our Fund would suffer a decline of 0.6%.(5) Had that occurred we were prepared to buy additional shares. Unfortunately, Celanese was acquired and our investment was taken away from us at too low a price. We created a tax liability for our partners and were forced to try to find an investment that was at least as attractive. Fast forward eight months after the Chemical cycle has clearly turned for the better, Blackstone brings Celanese public again. The valuation of the "new" Celanese reflects that the stock we had once owned would have been worth almost three times the price Blackstone took it from us. We will never know how long we would have held the position, but there is no question we would have made substantially more money. Please understand that we

----------
(3) Assuming that the average fixed-rate mortgage has a 6% cost of funds, which could be much higher if you include the higher cost of home-equity loans.
(4) Spring Update from Slifer Smith & Frampton Real Estate, A Joint Venture with Vail Resorts.
(5) 3% position x 20% decline = 0.6%.

will always make decisions for the longer term even if it means sacrificing profitability in the near term.

     We have skewed expectations in the United States. It is not our birthright to have it easy. Great things come on the back of hard work. The stock market does not go up every year and it seems unlikely, over the next decade, to even rise at its past annual rate. Despite that, investors continue to throw money at the securities market, either via direct purchases of stocks and high-yield bonds or through such pooled investment vehicles as mutual funds, and hedge funds, and funds of funds. A dearth of investment opportunities, at least by historically attractive risk/reward measures, hardly seems a consideration. However, we will remain closed to new investors until the investment climate is more to our liking.

     What kind of return do you want? What are you willing to risk to achieve it? We hope that you, our shareholders, have inquired this of yourselves prior to allowing us to invest your capital. We ask ourselves such questions every day and the Crescent portfolio is the manifestation of that process. We do not knowingly select investments whose outcomes are binary, e.g., you either make a ton of money or you lose most of it. Playing roulette serves as an extreme example of such folly. The stock market bears similarities to the creation of Pierre Oller, a 19th-century perfume maker. Monsieur Oller invented the Parimutuel betting system in 1865, where all bets of a particular type are pooled together and payoff odds are then calculated. The more people betting on a particular horse, the lower the odds for that horse; however, that says nothing about its prospects, just the prospective reward for the risk assumed. A horse that goes off at 1.5:1 odds only pays $3 for every $2 wagered -- nice if you win, possibly not worth the risk of losing 100%. A similar thought process for investing applies. The prospects for China over the next century appear phenomenal but that speaks little of the odds for investment success. China's economy has posted world-leading growth, but its stock market has posted declines of more than 45% from the 2001 peak. We endeavor to be successful handicappers focusing on those investments that the majority, by virtue of putting their money elsewhere, have considered to offer less promise.

     We closed FPA Crescent to new investors in February. Cash, net of shorts, increased from 5% in June 2002 to 49% at the end of the most recent quarter. As we have stated previously, we do not hold cash as a market-timing decision. We perceive it as the by-product of inadequate investment opportunities. Therefore, it seems somewhat disingenuous to continue to accept new capital when we have not deployed the capital that has already been entrusted to us. Every incremental dollar invested means additional revenues to First Pacific Advisors. Nevertheless, we aspire to something more than padding our pocketbooks. We hope to continue to provide the strong, risk-adjusted returns to which our shareholders have become accustomed. Until such time as investment opportunities exist and there exists good cause to deploy the cash over which we have been appointed stewards, we will remain closed. Thank you for your understanding and continued confidence.

     We want to act smart even if it means looking stupid for a time, which would be the case if the market rises handsomely from here. We maintain our cash position even as we look to no less a stock market expert than Robert Frost as we close,

     Two roads diverged in a wood, and I --
     I took the one less traveled by,
     And that has made all the difference.

     There is a lot of traffic on this toll road. We will take the route with less congestion.

Respectfully submitted,


/s/ Steven Romick

Steven Romick
President
April 21, 2005

                             HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA CRESCENT FUND VS. RUSSELL 2500, LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND THE BALANCED BENCHMARK FROM APRIL 1, 1995 TO MARCH 31, 2005

[CHART]

          FPA CRESCENT FUND    BALANCED BENCHMARK      RUSSELL 2500    LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX
1995          $  10,000             $  10,000            $  10,000                    $  10,000
1996          $  12,471             $  12,208            $  12,982                    $  11,093
1997          $  15,044             $  13,091            $  14,109                    $  11,588
1998          $  18,946             $  16,964            $  20,015                    $  13,023
1999          $  18,058             $  16,119            $  17,361                    $  13,877
2000          $  16,517             $  20,259            $  24,909                    $  14,112
2001          $  19,163             $  19,556            $  21,547                    $  15,864
2002          $  25,681             $  21,807            $  24,772                    $  16,600
2003          $  24,443             $  19,574            $  18,827                    $  18,824
2004          $  32,917             $  26,745            $  30,243                    $  19,982
2005          $  35,692             $  28,152            $  32,726                    $  20,062

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of approximately 60% stocks and 40% bonds. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions.

                                 PORTFOLIO DATA
                                 March 31, 2005

COMPARATIVE STATISTICS

                                       RUSSELL    S&P    LEHMAN BROS.
RATIOS                    CRESCENT      2500      500    GOV'T/CREDIT
-------------------       --------      ----      ---    ------------
(WEIGHTED AVERAGE)
STOCKS

Price/Earnings TTM         21.1x        22.7x    18.3x
Price/Earnings 2004 est.   16.3x        18.6x    16.4x
Price/Book                  2.3x         2.4x     2.9x
Dividend Yield              1.1%         1.3%     1.8%

BONDS

Duration                    2.8years                      5.2years
Maturity                    2.9years                      7.7years
Yield                       7.1%                          4.9%

10 LARGEST HOLDINGS, REPRESENTING 25.51% OF THE FUND AS OF MARCH 31, 2005.

COMMON & PREFERRED STOCKS
ENSCO International Incorporated
Countrywide PLC
Tate & Lyle PLC
Patterson-UTI Energy, Inc.
National Oilwell Varco, Inc.
Michaels Stores, Inc.
Assurant, Inc.
Rowan Companies, Inc.
AGCO Corporation
Foot Locker, Inc.

PORTFOLIO SUMMARY

Common Stocks, Long                  45.33%
Preferred Stocks                      0.24%
Bonds & Notes                         5.00%
Common Stocks, short                 -7.35%
Cash & Other                         56.78%
                                    -------
Total                               100.00%

                             HISTORICAL PERFORMANCE

                                           BALANCED
                                           BENCHMARK      LEHMAN
                                 FPA      60% RUSSELL    BROTHERS
                               CRESCENT   2500/40% LB     GOV'T/    RUSSELL
                                 FUND     GOV'T/CREDIT    CREDIT     2500
                               --------   ------------   --------   -------
PERIODS ENDED MARCH 31, 2005
Quarter                          2.68%       -2.13%       -0.67%     -3.14%
One Year                         8.43         5.26         0.40       8.21
Three Years                     11.60         8.89         6.52       9.73
Five Years                      16.66         6.80         7.29       5.61
Ten Years                       13.57        10.90         7.21      12.59
From Inception 6/2/93*          13.21        10.27         6.64      12.01

YEARS ENDED DECEMBER 31,
  2004                          10.21        12.67         4.19      18.29
  2003                          26.15        28.08         4.67      45.51
  2002                           3.71        -6.63        11.04     -17.80
  2001                          36.14         4.83         8.50       1.22
  2000                           3.59         7.85        11.85       4.27
  1999                          -6.28        13.28        -2.15      24.15
  1998                           2.79         4.92         9.47       0.38
  1997                          21.95        18.53         9.76      24.36
  1996                          22.88        12.59         2.90      19.03
  1995                          26.04        26.72        19.24      31.70
  1994                           4.25        -1.96        -3.51      -1.06

THE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE PERFORMANCE. AN INVESTMENT IN THE FUND MAY FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. A PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93. The total return of the Fund reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

DEFINITION OF THE COMPARATIVE INDICES

BALANCED BENCHMARK is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

RUSSELL 2500 INDEX is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2005
                                   (unaudited)

                                                                SHARES OR
                                                             PRINCIPAL AMOUNT
                                                             ----------------
NET PURCHASES
COMMON STOCKS
AFC Enterprises, Inc. (1)                                        192,400 shs.
AGCO Corporation (1)                                           1,158,900 shs.
Alfa Laval AB                                                    242,300 shs.
Assurant, Inc.                                                    45,000 shs.
Countrywide PLC                                                2,377,800 shs.
Elior SCA (1)                                                    142,112 shs.
EMI Group PLC                                                  2,000,000 shs.
ENSCO International Incorporated                                 399,100 shs.
Foot Locker, Inc.                                                 64,000 shs.
Magna International Inc. - Class A (1)                           115,000 shs.
Novell, Inc.                                                     606,000 shs.
Patterson-UTI Energy, Inc.                                       103,700 shs.
Rowan Companies, Inc.                                            169,000 shs.
Westcorp                                                         250,000 shs.
Zale Corporation                                                 324,600 shs.

NON-CONVERTIBLE BONDS & DEBENTURES
FrontierVision Partners, L.P. -- 11% 2006                    $ 3,000,000
Tenet Healthcare Corporation -- 9.875% 2014                  $ 2,500,000

NET SALES
COMMON STOCKS
Action Performance Companies, Inc. (2)                           101,600 shs.
Coachmen Industries, Inc. (2)                                    168,000 shs.
Dycom Industries, Inc. (2)                                       209,600 shs.
Maxtor Corporation                                               869,600 shs.
SanDisk Corporation                                              386,000 shs.

NON-CONVERTIBLE BOND
Oregon Steel Mills, Inc. -- 10% 2009 (2)                     $ 4,900,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2005

COMMON STOCKS -- LONG                                                         SHARES             VALUE
---------------------                                                    ----------------   ----------------

ENERGY -- 13.4%
ENSCO International Incorporated++                                              1,239,800   $     46,690,868
GlobalSantaFe Corp.                                                               412,000         15,260,480
National Oilwell Varco, Inc.*                                                     625,000         29,187,500
Patterson-UTI Energy, Inc.                                                      1,187,700         29,716,254
Plains Exploration & Production Co.*                                              130,000          4,537,000
Rowan Companies, Inc.                                                             738,000         22,088,340
                                                                                            ----------------
                                                                                            $    147,480,442
                                                                                            ----------------
RETAILING -- 9.1%
Big Lots, Inc. *,++                                                             1,330,000   $     15,986,600
Charming Shoppes, Inc. *                                                        1,556,000         12,650,280
Foot Locker, Inc.                                                                 675,000         19,777,500
Michaels Stores, Inc.                                                             730,000         26,499,000
Ross Stores, Inc.                                                                 221,500          6,454,510
Zale Corporation *                                                                650,000         19,318,000
                                                                                            ----------------
                                                                                            $    100,685,890
                                                                                            ----------------
FINANCIAL SERVICES -- 7.8%
Assurant, Inc.++                                                                  770,000   $     25,949,000
Countrywide PLC                                                                 4,883,048         30,128,406
Interactive Data Corporation *                                                    175,000          3,631,250
New York Community Bancorp, Inc.                                                  133,333          2,421,327
Westcorp                                                                          367,000         15,505,750
WFS Financial Inc *                                                               204,400          8,819,860
                                                                                            ----------------
                                                                                            $     86,455,593
                                                                                            ----------------
INDUSTRIAL PRODUCTS -- 4.3%
AGCO Corporation *,++                                                           1,158,900   $     21,149,925
Alfa Laval AB                                                                     811,500         13,316,715
Trinity Industries, Inc.                                                          467,100         13,158,207
                                                                                            ----------------
                                                                                            $     47,624,847
                                                                                            ----------------
CONSUMER NON-DURABLE GOODS -- 3.4%
AFC Enterprises, Inc.*                                                            192,400   $      4,908,124
Crunch Equity Holding, LLC Bondholder Trust Interest*,**,+                          2,235          2,905,500
Tate & Lyle PLC                                                                 3,000,000         30,120,000
                                                                                            ----------------
                                                                                            $     37,933,624
                                                                                            ----------------
TECHNOLOGY -- 2.2%
Maxtor Corporation*                                                               908,700   $      4,834,284
Novell, Inc.*                                                                     906,000          5,399,760
SanDisk Corporation*                                                              169,000          4,698,200
Western Digital Corporation*                                                      750,000          9,562,500
                                                                                            ----------------
                                                                                            $     24,494,744
                                                                                            ----------------

COMMON STOCKS -- LONG  -- CONTINUED                                           SHARES             VALUE
-----------------------------------                                      ----------------   ----------------
COMMON STOCKS -- LONG -- CONTINUED
ENTERTAINMENT -- 1.2%
EMI Group PLC                                                                   3,000,000   $     13,380,000
                                                                                            ----------------

SERVICE -- 1.0%
Brink's Company, The                                                              257,500   $      8,909,500
Elior SCA                                                                         142,112          1,806,244
                                                                                            ----------------
                                                                                            $     10,715,744
                                                                                            ----------------
AUTOMOTIVE -- 0.7%
Magna International Inc. -- Class A                                               115,000   $      7,693,500
                                                                                            ----------------

MULTI-INDUSTRY -- 0.7%
Onex Corporation                                                                  441,400   $      7,199,234
                                                                                            ----------------

REAL ESTATE -- 0.6%
Ventas, Inc.                                                                      280,000   $      6,988,800
                                                                                            ----------------

UTILITIES -- 0.5%
PG&E Corporation                                                                  160,000   $      5,456,000
                                                                                            ----------------

HEALTH CARE -- 0.3%
Tenet Healthcare Corporation*                                                     272,900   $      3,146,537
                                                                                            ----------------

TELECOMMUNICATIONS -- 0.1%
Leap Wireless International, Inc.*                                                 14,000   $        364,700
                                                                                            ----------------

TOTAL COMMON STOCKS -- 45.3% (Cost $355,995,876)                                            $    499,619,655
                                                                                            ----------------

PREFERRED STOCK -- 0.2% (Cost $2,152,545)
Pennsylvania REIT Investment Trust 11%                                             45,000   $      2,630,250
                                                                                            ----------------

WARRANTS -- 0.0% (Cost $167,400)
Casual Male Retail Group, Inc.**,+                                                 60,000   $         66,000
                                                                                            ----------------

                                                                            PRINCIPAL
BONDS & DEBENTURES                                                            AMOUNT             VALUE
------------------                                                       ----------------   ----------------
CORPORATE BONDS & DEBENTURES -- 3.1%
California Statewide Communities Development Authority Special
  Facilities (United Air Lines Inc., Los Angeles) -- 5.625% 2034*
    (in default)                                                         $      1,890,000   $        139,388
Champion Home Builders -- 11.25% 2007                                           1,000,000          1,080,000
Dynegy-Roseton Danskamme -- 7.27% 2010                                          1,000,000            995,000
FrontierVision Partners, L.P. -- 11% 2006* (in default)                         3,980,000          5,253,600
Kmart Corporation -- 8.8% 2010* (in default)                                    1,711,715          1,540,544
Northland Cable Television, Inc. -- 10.25% 2007                                 5,575,000          5,533,187
Qwest Communications International Inc. -- 6.625% 2005                          2,285,000          2,296,425
Tenet Healthcare Corporation -- 9.875% 2014                                     7,000,000          7,367,500
Tyco International Ltd. -- 6.375% 2006                                            780,000            797,550
Western Financial Bank -- 9.625% 2012                                           2,950,000          3,215,500
WestPoint Stevens Inc. (Loan Participation) -- 11% 2004**                       7,703,841          5,700,842
                                                                                            ----------------
                                                                                            $     33,919,536
                                                                                            ----------------
U.S. GOVERNMENT & AGENCIES -- 1.5%
Federal National Mortgage Association -- 7.5% 2028                       $        187,045   $        200,021
U.S. Treasury Inflation-Indexed Notes
    -- 3.375% 2007++                                                           10,230,260         10,738,581
    -- 3.375% 2012++                                                            4,832,550          5,429,070
                                                                                            ----------------
                                                                                            $     16,367,672
                                                                                            ----------------
INTERNATIONAL GOVERNMENT & AGENCIES -- 0.4%
France OATei -- 3.0% 2012                                                $      3,169,740   $      4,640,525
                                                                                            ----------------

CONVERTIBLE DEBENTURE -- 0.0%
Standard Motor Products, Inc. -- 6.75% 2009                              $        150,000   $        136,500
                                                                                            ----------------

TOTAL BONDS & DEBENTURES -- 5.0% (Cost $50,694,566)                                         $     55,064,233
                                                                                            ----------------

TOTAL INVESTMENT SECURITIES -- 50.5% (Cost $409,010,387)                                    $    557,380,138
                                                                                            ----------------

SHORT-TERM U.S. GOVERNMENT SECURITIES -- 21.3%
U.S. Treasury Bills
    -- 05/05/2005                                                        $     85,000,000   $     84,795,422
    -- 05/19/2005                                                             100,000,000         99,651,410
    -- 06/02/2005                                                              50,000,000         49,770,050
                                                                                            ----------------
TOTAL SHORT-TERM U.S. GOVERNMENT SECURITIES
  (Cost $234,149,257)                                                                       $    234,216,882
                                                                                            ----------------

                                                                            SHARES OR
                                                                            PRINCIPAL
SHORT-TERM INVESTMENTS                                                        AMOUNT             VALUE
----------------------                                                   ----------------   ----------------
SHORT-TERM CORPORATE NOTES -- 27.8%
General Electric Capital Services, Inc. -- 2.56% 04/01/05                $     50,000,000   $     50,000,000
Barclays PLC U.S. Funding, Inc. -- 2.605% 04/05/05                             30,539,000         30,530,161
Federal National Mortgage Association (discount note) -- 2.60% 04/11/05        44,483,000         44,450,873
Federal Home Loan Mortgage Corporation (discount note) -- 2.72% 04/19/05       55,000,000         54,925,200
Toyota Motor Credit Corporation -- 2.73% 04/29/05                              27,852,000         27,792,861
Toyota Motor Credit Corporation -- 2.74% 04/29/05                               7,922,000          7,905,117
ABN AMRO Holding N.V. -- 2.76% 05/03/05                                        45,000,000         44,889,600
Shell Finance (UK), Inc. -- 2.78% 05/13/05                                     45,536,000         45,388,312
                                                                                            ----------------
TOTAL SHORT-TERM CORPORATE NOTES (Cost $305,882,124)                                        $    305,882,124
                                                                                            ----------------

TOTAL SHORT-TERM INVESTMENTS -- 49.1% (Cost $540,031,381)                                   $    540,099,006
                                                                                            ----------------

TOTAL INVESTMENTS -- 99.6% (Cost $949,041,768)                                              $  1,097,479,144
                                                                                            ----------------

COMMON STOCKS -- SHORT -- (7.4)% (Proceeds $76,208,202)
Alliance & Leicester PLC                                                         (110,000)  $     (1,835,900)
Amazon.com, Inc.*                                                                 (50,000)        (1,713,500)
AutoZone, Inc.*                                                                   (25,300)        (2,168,210)
Baldor Electric Company                                                           (37,400)          (965,294)
Capital One Financial Corporation                                                 (32,500)        (2,430,025)
Cost Plus, Inc.*                                                                  (15,000)          (403,200)
CVS Corporation                                                                   (37,800)        (1,989,036)
Deere & Company                                                                   (41,000)        (2,752,330)
Delphi Corporation                                                               (235,000)        (1,052,800)
Deluxe Corporation                                                                (31,500)        (1,255,590)
Eastman Kodak Company                                                             (22,900)          (745,395)
General Motors Corporation                                                        (93,000)        (2,733,270)
George Wimpey PLC                                                                (341,400)        (2,837,034)
Greater Bay Bancorp                                                               (20,000)          (488,200)
Harley-Davidson, Inc.                                                             (65,200)        (3,765,952)
Helmerich & Payne, Inc.                                                           (57,000)        (2,262,330)
IDEXX Laboratories, Inc.*                                                         (13,000)          (704,080)
International Business Machines Corporation                                       (10,500)          (959,490)
Jarden Corporation*                                                               (44,000)        (2,018,720)
Linens 'n Things, Inc.*                                                           (99,300)        (2,465,619)
Maytag Corporation                                                               (100,000)        (1,397,000)
MGIC Investment Corporation                                                       (34,000)        (2,096,780)
Movie Gallery, Inc.                                                              (114,000)        (3,269,520)
Multimedia Games, Inc.*                                                           (44,000)          (341,440)

                                                                              SHARES             VALUE
                                                                         ----------------   ----------------
COMMON STOCKS -- SHORT -- (CONTINUED)
NDCHealth Corporation                                                             (24,000)  $       (383,520)
Newell Rubbermaid Inc.                                                           (164,500)        (3,609,130)
Persimmon PLC                                                                    (210,600)        (3,007,368)
Rayovac Corporation*                                                              (35,400)        (1,472,640)
Resources Global Professionals*                                                  (100,000)        (2,093,000)
Robert Half International Inc.                                                   (127,000)        (3,423,920)
Schlumberger Limited                                                              (75,000)        (5,286,000)
Sensient Technologies Corporation                                                 (55,000)        (1,185,800)
Smith International, Inc.                                                         (20,000)        (1,254,600)
Suedzucker AG                                                                    (120,000)        (2,425,200)
Take-Two Interactive Software, Inc.*                                              (43,700)        (1,708,670)
Taylor Woodrow PLC                                                               (498,050)        (2,878,729)
Tiffany & Co.                                                                    (108,600)        (3,748,872)
Visteon Corporation*                                                             (235,000)        (1,341,850)
West Marine, Inc.*                                                                (85,000)        (1,807,100)
Whirlpool Corporation                                                             (41,000)        (2,776,930)
                                                                                            ----------------
TOTAL COMMON STOCKS -- SHORT                                                                $    (81,054,044)
                                                                                            ----------------

Other assets less liabilities, net -- 7.8%                                                  $     85,723,418
                                                                                            ----------------

TOTAL NET ASSETS -- 100.0%                                                                  $  1,102,148,518
                                                                                            ================

*   Non-income producing security
** Restricted securities. These restricted securities constituted 0.8% of total net assets at March 31, 2005.
+ The Crunch Equity Holding and the Casual Male Retail Group warrants are illiquid and have been valued by the Board of Trustees in accordance with the Fund's fair value procedures.
++  Security segregated as collateral for common stocks sold short.

See notes to financial statements

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2005

ASSETS
  Investments at value:
  Investment securities -- at market value
   (identified cost $409,010,387)                                                           $    557,380,138
  Short-term U.S. Government Securities -- at market value
   (identified cost $234,149,257)                                        $    234,216,882
  Short-term Corporate Notes -- at amortized cost
   (maturities 60 days or less)                                               305,882,124        540,099,006
                                                                         ----------------   ----------------
                                                                                            $  1,097,479,144
  Cash                                                                                                   613
  Deposits for securities sold short                                                              83,904,043
  Receivable for:
   Capital Stock sold                                                    $      2,121,804
   Dividends and accrued interest                                               1,716,843          3,838,647
                                                                         ----------------   ----------------
                                                                                            $  1,185,222,447

LIABILITIES
  Payable for:
   Securities sold short, at market value (proceeds $76,208,202)         $     81,054,044
   Advisory fees and financial services                                         1,010,723
   Capital Stock repurchased                                                      605,985
   Accrued expenses                                                               210,885
   Dividends on securities sold short                                             192,292         83,073,929
                                                                         ----------------   ----------------

NET ASSETS                                                                                  $  1,102,148,518
                                                                                            ================

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- no par value; unlimited authorized shares;
   45,571,944 outstanding shares                                                            $    961,901,980
  Accumulated net realized loss on investments                                                    (6,545,603)
  Undistributed net investment income                                                              3,200,607
  Unrealized appreciation of investments                                                         143,591,534
                                                                                            ----------------
  NET ASSETS                                                                                $  1,102,148,518
                                                                                            ================

NET ASSET VALUE
Offering and redemption price per share                                                     $          24.18
                                                                                            ================

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                        For the Year Ended March 31, 2005

INVESTMENT INCOME
  Interest                                                                                  $     11,321,224
  Dividends                                                                                        4,182,507
                                                                                            ----------------
                                                                                            $     15,503,731

EXPENSES
  Advisory fees                                                          $      7,616,377
  Transfer agent fees and expenses                                              1,282,236
  Short sale dividend expense                                                     974,789
  Financial services                                                              761,638
  Reports to shareholders                                                         149,937
  Custodian fees and expenses                                                      67,684
  Registration fees                                                                67,562
  Trustees' fees and expenses                                                      40,235
  Audit fees                                                                       37,635
  Insurance                                                                        30,396
  Legal fees                                                                       13,393
  Other expenses                                                                    2,093         11,043,975
                                                                         ----------------   ----------------
         Net investment income                                                              $      4,459,756
                                                                                            ----------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments:
  Net realized gain on sale of investment securities                     $      5,205,811
  Net realized loss on investment securities sold short                        (7,298,427)
                                                                         ----------------
   Net realized loss on investments                                                         $     (2,092,616)
Change in unrealized appreciation of investments:
  Investment securities                                                  $     67,710,437
  Investment securities sold short                                              3,573,390
                                                                         ----------------
   Change in unrealized appreciation of investments                                               71,283,827
                                                                                            ----------------

         Net realized and unrealized gain on investments                                    $     69,191,211
                                                                                            ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $     73,650,967
                                                                                            ================

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED                            YEAR ENDED
                                                                MARCH 31, 2005                        MARCH 31, 2004
                                                     -----------------------------------   -----------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                              $      4,459,756                      $      2,242,846
  Net realized gain (loss) on investments                  (2,092,616)                            8,997,691
  Change in unrealized appreciation
   of investments                                          71,283,827                            71,269,290
                                                     ----------------                      ----------------
Increase in net assets resulting
  from operations                                                       $     73,650,967                      $     82,509,827

Distribution to shareholders from:
  Net investment income                              $     (2,790,969)                     $     (2,222,379)
  Net realized capital gains                              (10,679,549)       (13,470,518)                --         (2,222,379)
                                                     ----------------                      ----------------

Capital Stock transactions:
  Proceeds from Capital Stock sold                   $    690,741,927                      $    321,163,638
  Proceeds from shares issued to shareholders upon
    reinvestment of dividends and distributions            11,946,085                             1,981,864
  Cost of Capital Stock repurchased*                     (152,833,481)       549,854,531        (89,715,745)       233,429,757
                                                     ----------------   ----------------   ----------------   ----------------
Total increase in net assets                                            $    610,034,980                      $    313,717,205

NET ASSETS
Beginning of year                                                            492,113,538                           178,396,333
                                                                        ----------------                      ----------------

End of year                                                             $  1,102,148,518                      $    492,113,538
                                                                        ================                      ================
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold                                                  30,058,006                            15,345,067
Shares issued to shareholders upon reinvestment
   of dividends and distributions                                                520,736                                96,099
Shares of Capital Stock repurchased                                           (6,646,640)                           (4,290,726)
                                                                        ----------------                      ----------------
Increase in Capital Stock outstanding                                         23,932,102                            11,150,440
                                                                        ================                      ================

* Net of redemption fees of $234,070 and $77,141 for the years ended March 31, 2005 and 2004, respectively.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                        YEAR ENDED MARCH 31,
                                                               -------------------------------------------------------------------
                                                                   2005          2004          2003          2002         2001
                                                               -----------   -----------   -----------   -----------   -----------
Per share operating performance:
Net asset value at beginning of year                           $     22.74   $     17.01   $     18.31   $     13.87   $     12.51
                                                               -----------   -----------   -----------   -----------   -----------
Income from investment operations:
  Net investment income                                        $      0.11   $      0.17   $      0.35   $      0.25   $      0.49
  Net realized and unrealized gain (loss) on investment
   securities                                                         1.78          5.71         (1.22)         4.44          1.43
                                                               -----------   -----------   -----------   -----------   -----------

Total from investment operations                               $      1.89   $      5.88   $     (0.87)  $      4.69   $      1.92
                                                               -----------   -----------   -----------   -----------   -----------

Less distributions:
  Dividends from net investment income                         $     (0.08)  $     (0.15)  $     (0.43)  $     (0.25)  $     (0.56)
  Distributions from net realized capital gains                      (0.37)           --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

  Total distributions                                          $     (0.45)  $     (0.15)  $     (0.43)  $     (0.25)  $     (0.56)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value at end of year                                 $     24.18   $     22.74   $     17.01   $     18.31   $     13.87
                                                               ===========   ===========   ===========   ===========   ===========

Total investment return*                                              8.43%        34.67%        (4.82)%       34.03%        16.02%

Ratios/supplemental data:
Net assets at end of period (in $000's)                          1,102,149       492,114       178,396       275,345        45,050
Ratio of expenses to average net assets                               1.40%+        1.41%+        1.54%         1.50%         1.87%
Ratio of net investment income to average net assets                  0.57%         0.67%         2.06%         1.73%         2.79%

Portfolio turnover rate                                                 17%           20%           39%           34%           37%

* Return is based on net asset value per share, adjusted for reinvestment of distributions.

+ For the years ended March 31, 2005 and 2004, the expense ratio includes short sale dividend expense equal to 0.12% and 0.09% of average net assets, respectively.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2005

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At March 31, 2005, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

     Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.   Securities Transactions and Related Investment Income

     Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.   Use of Estimates

     The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.   Reclassification of Capital Accounts

     As of March 31, 2005, $1,387,941 of undistributed net realized gains was reclassified to undistributed net investment income in order to adjust for differences between income tax regulations and accounting principles generally accepted in the United States.

NOTE 2 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $471,117,385 for the year ended March 31, 2005. The proceeds and cost of securities sold aggregated $104,911,999 and $107,004,615, respectively, for the year ended March 31, 2005. Realized gains or losses are based on the specific identification method.

NOTE 3 -- FEDERAL INCOME TAX

     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

     Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2005, were as follows:

Undistributed Net Investment Income            $   3,200,307
Undistributed Net Realized Gains               $          --

     The tax status of distributions paid during the fiscal year ended March 31, 2005 and 2004 was as follows:

                                     2005           2004
                                 ------------   ------------
Dividends from
   Ordinary Income               $  2,790,969   $  2,222,379
Distributions from
   Long-term Capital Gains       $ 10,679,549   $         --

     The cost of investment securities (excluding securities sold short) held at March 31, 2005, for federal income tax purposes was $643,268,737. Gross unrealized appreciation and depreciation for all investment securities (excluding securities sold short) at March 31, 2005, for federal income tax purposes was $153,028,529 and $4,700,246, respectively.

NOTE 4 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

     For the year ended March 31, 2005, the Fund paid aggregate fees of $40,000 to all Trustees who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Trustee of the Fund is a retired partner and a retired of counsel employee of that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 5 -- SECURITIES SOLD SHORT

     The Fund maintains cash deposits in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 6 -- REDEMPTION FEES

     A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended March 31, 2005, the Fund collected $234,070 in redemption fees, which is less than $0.01 per share.

NOTE 7 -- DISTRIBUTOR

     FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND BOARD OF TRUSTEES OF FPA FUNDS
TRUST

     We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of March 31, 2005 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FPA Crescent Fund for each of the two years in the period ended March 31, 2002 were audited by other auditors whose report, dated May 3, 2002, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of March 31, 2005, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Los Angeles, California
May 2, 2005

                           SHAREHOLDER EXPENSE EXAMPLE
                                 March 31, 2005
                                   (unaudited)

FUND EXPENSES

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

ACTUAL EXPENSES

     The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                HYPOTHETICAL
                                                 PERFORMANCE
                                                 (5% RETURN
                                     ACTUAL        BEFORE
                                  PERFORMANCE     EXPENSES)
                                  -----------   ------------
Beginning Account Value
   September 30, 2004             $  1,000.00   $   1,000.00
Ending Account Value
   March 31, 2005                 $  1,084.30   $   1,018.29
Expenses Paid During
   Period*                        $      6.91   $       6.71

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2005 (182/365 days).

                       TRUSTEE AND OFFICER INFORMATION

                                   POSITION(S)                                              PORTFOLIOS IN
                                   WITH TRUST/             PRINCIPAL OCCUPATION(S)          FUND COMPLEX
     NAME, AGE & ADDRESS          YEARS SERVED             DURING THE PAST 5 YEARS            OVERSEEN       OTHER DIRECTORSHIPS
     -------------------          ------------             -----------------------            --------       -------------------

Willard H. Altman, Jr. - (69)* Trustee+           Retired. Formerly, until 1995, Partner of      6
11400 W. Olympic Blvd., #1200  Years Served: 2    Ernst & Young LLP, a public accounting
Los Angeles, CA 90064                             firm.

Alfred E. Osborne, Jr. - (60)* Trustee+           Senior Associate Dean at The UCLA              3        Investment Company
11400 W. Olympic Blvd., #1200  Years Served: 2    Anderson Graduate School of                             Institute, K2 Inc.,
Los Angeles, CA 90064                             Management.                                             Nordstrom, Inc., Wedbush
                                                                                                          Corporation, EMAK
                                                                                                          Worldwide Inc., and WM
                                                                                                          Group of Funds.

A. Robert Pisano - (62)*       Trustee+           Formerly, until 2005, National Executive       4        State Net, NetFlix,
11400 W. Olympic Blvd., #1200  Years Served: 2    Director and Chief Executive Officer of                 Resources Global Partners,
Los Angeles, CA 90064                             the Screen Actors Guild.                                and The Motion Picture
                                                                                                          and Television Fund.

Lawrence J. Sheehan - (72)*    Trustee+           Retired. Formerly partner (1969 to 1994)       5
11400 W. Olympic Blvd., #1200  Years Served: 2    and of counsel employee (1994-2002) of
Los Angeles, CA 90064                             the law firm O'Melveny & Myers LLP,
                                                  legal counsel to the Fund.

Steven Romick - (42)           Trustee,+          Senior Vice President of the Adviser.          1        Arden Group, Inc.
11400 W. Olympic Blvd., #1200  President & Chief
Los Angeles, CA 90064          Investment Officer
                               Years Served: 2

Eric S. Ende - (60)            Vice President     Senior Vice President of the Adviser.          3
11400 W. Olympic Blvd., #1200  Years Served: 2
Los Angeles, CA 90064

J. Richard Atwood - (44)       Treasurer          Principal and Chief Operating Officer of                First Pacific Advisors,
11400 W. Olympic Blvd., #1200  Years Served: 2    the Adviser. President and Chief                        Inc. and FPA Fund
Los Angeles, CA 90064                             Executive Officer of FPA Fund                           Distributors, Inc.
                                                  Distributors, Inc.

Christopher H. Thomas - (48)   Chief Compliance   Vice President and Controller of the                    FPA Fund
11400 W. Olympic Blvd., #1200  Officer            Adviser and of FPA Fund Distributors, Inc.              Distributors, Inc.
Los Angeles, CA 90064          Years Served: 2

Sherry Sasaki - (50)           Secretary          Assistant Vice President and Secretary of
11400 W. Olympic Blvd., #1200  Years Served: 2    the Adviser and Secretary of FPA Fund
Los Angeles, CA 90064                             Distributors, Inc.

+   Trustees serve until their resignation, removal or retirement.
*   Audit Committee member

                                FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2004 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Item 2.   Code of Ethics.

          (a) The registrant has adopted a code of ethics that applies to the registrant's senior executive and financial officers. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The registrant's board of directors has determined that Willard H. Altman, Jr., a member of the registrant's audit committee and board of directors, is an "audit committee financial expert" and is "independent," as those terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors.

Item 4.   Principal Accountant Fees and Services.

                                          2004              2005
          (a)     Audit Fees              $ 27,000          $ 31,620
          (b)     Audit Related Fees           -0-               -0-
          (c)     Tax Fees                $  5,250          $  5,765
          (d)     All Other Fees               -0-               -0-

          (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant's independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant's financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant's independent auditors inform the audit committee of the engagement, (ii) the registrant's independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor's report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

          (e)(2) Disclose the percentage of services described in each of paragraphs (b) - (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) - (d) of this Item were pre-approved by the audit committee pursuant to paragraphs
                  (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs
                  (b) - (d) of this Item that were required to be pre-approved by the audit committee.

          (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

          (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

          (h) Disclose whether the registrant's audit committee of the board of director has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. Not Applicable.

Item 5.   Audit Committee of Listed Registrants.  Not Applicable.

Item 6. Schedule of Investments. Not Applicable. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

          (a) The Principal Executive Officer and Principal Financial Officer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

          (b) There have been no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 12.  Exhibits.

          (a)(1) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

          (a)(2) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

          (a)(3)  Not Applicable

          (b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA FUNDS TRUST'S FPA CRESCENT FUND


By: /s/ STEVEN T. ROMICK
   ---------------------------------
    Steven T. Romick, President

Date:  May 20, 2005


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA FUNDS TRUST'S FPA CRESCENT FUND


By: /s/ J. RICHARD ATWOOD
   ---------------------------------
    J. Richard Atwood, Treasurer

Date:  May 20, 2005